                                  COHEN & STEERS
                            ---------------------------
                                   REALTY SHARES



                          --------------------------------
                                 QUARTERLY REPORT
                                SEPTEMBER 30, 2000



COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017

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                       COHEN & STEERS REALTY SHARES, INC.


October 20, 2000

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2000. The net asset value at that date was $43.32. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on September 21, 2000 and was paid on September 22, 2000.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 10.9%, which compared to the NAREIT Equity REIT Index* total return of 7.7%. For the nine months, the Fund's total return was 21.6%, compared to the NAREIT Equity REIT Index total return of 21.8%.

    It was another extraordinary quarter in what has been an extraordinary year for the REIT industry. For the first time in many years REITs are outperforming nearly every market average by an extremely wide margin. We believe that the major reason for this is that whereas earnings disappointments have become routine in most areas of corporate America, including the technology sector, REIT earnings, with very few exceptions, have comfortably exceeded expectations. We believe these results, which are derived from in-place tenants and rents, bode well for earnings over the next several quarters and this has encouraged the entire analyst community to raise estimates of earnings growth rates and net asset values for most companies. Understandably, this has been a strong catalyst for rising share prices.

    We are pleased with our substantial out-performance in the third quarter. This was primarily the result of our heavy weighting in the Office sector, which continues to enjoy the strongest fundamentals and highest earnings growth rate among all property types. This is particularly true of companies with properties in major central business districts where, with vacancy rates at all-time low levels (6.7%, down from 8.9% a year ago) and little new supply on the horizon, there are shortages of space in some markets and rents are soaring. Also contributing to our recent results was our position in the quarter's best performing sector, Health Care, which was up 22%. At long last, positive changes in the regulatory environment and the resolution of the fate of many weak operators precipitated greater investor optimism. In the case of the health care REITs that we own, it became apparent to the investment community that their dividends were secure, and this enabled the stocks to return to more rational valuations.

    One of the more puzzling aspects of this year's REIT rally is that it has taken place rather quietly and with only modest inflows into real estate mutual funds. Net inflows this year have been barely $500 million. While mutual fund flows are not necessarily related to stock price movement, as evidenced by this year's performance, it is a valuable indicator of investor psychology. It appears to us that investors at large either disbelieve the sustainability of this rally or remain highly distracted with the action of the more volatile sectors of the market. In addition, it is quite possible that after the two year bear market of 1998-99, investor confidence in the sector simply has not yet been restored.

    In the quarter, a further shrinkage in the REIT universe took place. Urban Shopping Centers, Burnham Pacific and First Washington Real Estate proposed to liquidate or go private, while Grove Property Trust and Western Properties Trust agreed to be acquired by larger REITs. In addition, a good number of REIT stock buyback

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                                       1

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                       COHEN & STEERS REALTY SHARES, INC.


programs continued, albeit at a decelerated pace. Meanwhile, equity issuance in the quarter was minimal, with only about $100 million in common stock being publicly offered. In short, by the end of the third quarter, the supply/demand picture for REIT shares remained quite positive.

INVESTMENT OUTLOOK

    The fourth quarter has started with a great deal of financial market turbulence and it appears that a host of uncertainties with respect to a possible economic slowdown, politics and the national election, energy prices, Mid-East peace, Fed policy and worldwide currency turmoil -- not to mention a bona fide bear market in the NASDAQ market -- appear to have shaken investor confidence.

    In the final analysis, it is how the resolution of these issues affects the future course of the economy that will determine the health of real estate markets and, in turn, what will be the appropriate investment strategy. It appears to us that the two scenarios that are most likely are: 1) a slowing, but still positive, rate of economic growth (a 'soft landing'), or 2) an outright recession whereby the economy suffers an actual decline. From our perspective, either scenario leads us to very similar and straightforward investment strategies. For example, in either economic environment it is logical to expect that rent growth and absorption of space will slow. In some markets, there will actually be rent declines and increases in vacancy rates. Those property sectors that are most sensitive to short-term swings in the economy will likely suffer some difficulty.

    Nevertheless, at this stage of the economic cycle the current strong health of the real estate markets is a noteworthy anomaly that must be appreciated. In periods immediately prior to nearly every economic slowdown in the past, real estate markets have tended to be substantially overbuilt, with vacancy rates running at historically high levels, only to go even higher when economic activity actually slows. Today, in contrast, vacancy rates are hovering at historically low levels in nearly every property type and geographic region. Ironically, whereas in prior cycles real estate was a victim of the slowing economy, in this cycle shortages of space and soaring rents may actually be impairing the growth of the economy by either imposing limits on, or increasing the cost of, business expansion. As a result, while a slowdown in economic growth would clearly not be positive for real estate fundamentals, it may not be as negative as it has in the past. In fact, compared to other sectors of the economy, real estate may actually fare quite well and continue to register above average profit growth.

    Other effects of an economic slowdown could actually be positive for REITs. We would expect to see the cancellation or postponement of most real estate development activity that can no longer be justified. Yield spreads between government and corporate debt securities are rising, and this is increasing the yield on commercial mortgage securities as well. A higher cost of borrowing further discourages new development by raising required returns. A restrained development situation should bode well for reduced downward pressure on occupancies and rents. This is particularly the case in the Office sector where there is the further protection of long lease terms. Notwithstanding the bankruptcy of many 'new economy' companies, mainstream class A office users rarely, if ever, default on their leases. For this reason, we are continuing to overweight this sector. Similarly, apartment markets in which there are barriers to entry, such as in the Northeast, remain our favorites due to our expectations for continued strong demand for rental housing under almost any foreseeable economic conditions. The same holds true for our holdings in the Health Care sector. Finally, as we have emphasized for some time, dividend yield -- the hallmark of REIT investing, since REITs must pay out nearly all of their earnings as dividends -- is

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                                       2

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                       COHEN & STEERS REALTY SHARES, INC.


likely to become more desirable as investors' overall return expectations diminish. Since an economic slowdown should eventually precipitate strength in the bond market, the resulting lower interest rate environment may bring increased attention to the merits of diversification and the role that REITs can play in a portfolio.

    On the negative side of the ledger, the Retail sector may still present some investment risk due its economic sensitivity. While we are under-weighted in both shopping centers and regional malls we are paying strict attention to valuations, and are ready to increase our holdings at prices that would appear to discount investors' worst expectations. One of our overriding concerns, irrespective of property type or regional orientation, is financial liquidity. It would be natural to expect a contraction in credit to occur, at least in the early stages of a slowdown, and certainly for riskier borrowers. Real estate continues to be viewed as a higher risk proposition, and those companies that have near-term maturities of debt, or have reached their limits on new borrowing, are likely to be highly disadvantaged in a more challenging economic climate. Thus, maintenance of strict discipline and thorough risk analysis remain paramount in our investment process. We continue to believe that our 'Realty Majors' strategy is the correct one.

    We believe that the performance of REITs this year has been a major step towards the restoration of investor confidence in them. It will still be a slow process, however, made all the more difficult by the challenges of a less robust economic environment. We have long argued that the most important byproduct of the securitization of real estate would be significantly less volatility in real estate fundamentals and the real estate cycle. Notwithstanding the volatility of REIT share prices, this has so far been the case. An economic slowdown, should it occur, would certainly present an important test of this belief. Nonetheless, if REITs continue to display resilience both from an earnings and stock price standpoint, as we believe they can, returns should continue to be rewarding.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

------------------------------------------------------------------------------
    Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
------------------------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3

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                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
EQUITIES                                             96.28%
    APARTMENT/RESIDENTIAL                            18.88%
         Apartment Investment & Management Co. -- Class A...     1,255,000   $   57,808,437
         Archstone Communities Trust........................       107,700        2,645,381
         AvalonBay Communities..............................     1,573,401       75,031,586
         Charles E. Smith Residential Realty................       472,500       21,439,688
         Equity Residential Properties Trust................     1,313,900       63,067,200
         Essex Property Trust...............................       430,700       23,850,012
                                                                             --------------
                                                                                243,842,304
                                                                             --------------
    HEALTH CARE                                       9.99%
         Health Care Property Investors.....................     1,634,700       48,427,988
        *Manor Care.........................................     1,387,000       21,758,562
         Nationwide Health Properties.......................     2,558,700       40,779,281
         Ventas.............................................     3,608,300       18,041,500
                                                                             --------------
                                                                                129,007,331
                                                                             --------------
    HOTEL                                             7.42%
         Host Marriott Corp. ...............................     2,029,700       22,834,125
         MeriStar Hospitality Corp. ........................       684,800       13,867,200
         Starwood Hotels & Resorts Worldwide................     1,892,800       59,150,000
                                                                             --------------
                                                                                 95,851,325
                                                                             --------------
    INDUSTRIAL                                        8.61%
         AMB Property Corp. ................................     1,313,800       32,270,212
         First Industrial Realty Trust......................       444,200       13,659,150
         ProLogis Trust.....................................     2,751,400       65,345,750
                                                                             --------------
                                                                                111,275,112
                                                                             --------------
    OFFICE                                           30.65%
         Arden Realty Group.................................     1,973,200       52,906,425
         Boston Properties..................................       310,900       13,349,269
       **Brookfield Properties Corp. .......................     1,721,800       27,750,665
         Cousins Properties.................................       253,700       10,924,956
         Crescent Real Estate Equities Co. .................     1,299,000       28,983,938
         Equity Office Properties Trust Co. ................     2,530,800       78,612,975
         Highwoods Properties...............................        93,700        2,213,662
         Mack-Cali Realty Corp. ............................     1,909,800       53,832,488
         SL Green Realty Corp. .............................       902,300       25,320,794
         Vornado Realty Trust...............................     2,746,200      101,952,675
                                                                             --------------
                                                                                395,847,847
                                                                             --------------

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                                       4

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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
    OFFICE/INDUSTRIAL                                 9.89%
         Duke-Weeks Realty Corp. ...........................       508,600   $   12,269,975
         Kilroy Realty Corp. ...............................        13,300          354,944
         Prime Group Realty Trust...........................       667,600       10,514,700
         Reckson Associates Realty Corp. ...................     1,904,400       48,562,200
         Spieker Properties.................................       973,300       56,025,581
                                                                             --------------
                                                                                127,727,400
                                                                             --------------

    REAL ESTATE SERVICES                              1.45%
         *CAIS Internet.....................................       240,000        1,170,000
         *Crescent Operating................................       169,300          201,044
         *FrontLine Capital Group...........................     1,058,400       17,397,450
                                                                             --------------
                                                                                 18,768,494
                                                                             --------------

    SHOPPING CENTER                                   9.39%
      COMMUNITY CENTER                                2.74%
         Kimco Realty Corp. ................................       836,800       35,354,800
                                                                             --------------

      REGIONAL MALL                                   6.65%
         General Growth Properties..........................     1,100,100       35,409,469
         Macerich Co. ......................................       597,600       12,699,000
         Rouse Co. .........................................       572,700       14,281,706
         Simon Property Group...............................     1,001,500       23,472,656
                                                                             --------------
                                                                                 85,862,831
                                                                             --------------
         TOTAL SHOPPING CENTER..............................                    121,217,631
                                                                             --------------
             TOTAL EQUITIES (Identified
                cost -- $1,078,626,260).....................                  1,243,537,444
                                                                             --------------

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                                       5

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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                -----------   --------------
COMMERCIAL PAPER                                       2.99%
         International Lease Finance Corp., 6.51%, due
           10/2/00...........................................   $ 6,089,000   $    6,087,899
         Campbell Soup Co., 6.51%, due 10/2/00...............    32,500,000       32,494,123
                                                                              --------------
             TOTAL COMMERCIAL PAPER (Identified
                cost -- $38,582,022).........................                     38,582,022
                                                                              --------------
TOTAL INVESTMENTS (Identified cost -- $1,117,208,282)..99.27%                  1,282,119,466
OTHER ASSETS IN EXCESS OF LIABILITIES.................. 0.73%
                                                        ----                       9,448,166
                                                                              --------------
NET ASSETS (Equivalent to $43.32 per share on 29,816,955
  shares of capital stock outstanding)............... 100.00%
                                                      -------                 $1,291,567,632
                                                      -------                 --------------
                                                                              --------------

-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on September 30, 2000 was $41,753,650 based on an exchange rate of 1 Canadian dollar to 0.66463 U.S. dollars.

                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                               NET ASSET VALUE
                                                     TOTAL NET ASSETS             PER SHARE
                                              ------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/99...............                  $1,464,993,723            $36.91
    Net investment income...................  $  47,659,657                    $ 1.60
    Net realized and unrealized gain on
      investments...........................    172,946,662                      6.22
    Distributions from net investment
      income................................    (42,000,000)                    (1.41)
                                                                               ------
    Capital stock transactions:
         Sold...............................    431,576,776
         Distributions reinvested...........     36,087,263
         Redeemed...........................   (819,696,449)
                                              -------------
Net increase/(decrease) in net asset
  value.....................................                    (173,426,091)             6.41
                                                              --------------            ------
End of period: 9/30/00......................                  $1,291,567,632            $43.32
                                                              --------------            ------
                                                              --------------            ------

-------------------
'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                       (PERIODS ENDED SEPTEMBER 30, 2000)

ONE YEAR                FIVE YEARS                SINCE INCEPTION (7/2/91)
--------                ----------                ------------------------
 26.51%                   12.16%                           13.32%

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                                       6

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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and Chairman

 Martin Cohen
 Director and President

 Gregory C. Clark
 Director

 George Grossman
 Director

 Jeffrey H. Lynford
 Director

 Willard H. Smith, Jr.
 Director

 Elizabeth O. Reagan
 Vice President

 Adam Derechin
 Vice President and Assistant Treasurer

 Lawrence B. Stoller
 Assistant Secretary


KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: CSRSX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc.
unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance, of course, is no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       7


                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as.................................... 'D'